UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):      January 4, 2007
                                                 -------------------------


                              HASBRO, INC.
                          --------------------
         (Exact name of registrant as specified in its charter)



 RHODE ISLAND                    1-6682                    05-0155090
--------------                ------------             -------------------
  (State of                   (Commission                 (IRS Employer
Incorporation)                File Number)             Identification No.)



1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02862
------------------------------------------             -------------------
 (Address of Principal Executive Offices)                  (Zip Code)


                             (401) 431-8697
                     -------------------------------
           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.


     On January 4, 2007 Hasbro, Inc. (the "Company") issued a press release announcing that, as a result of the Company's common stock (the "Common Stock") closing above $23.76 per share for at least twenty of the last thirty trading days in the fourth calendar quarter of 2006, holders of the Company's 2.75% Convertible Senior Debentures Due 2021 (the "Debentures") may elect to convert their Debentures into shares of Common Stock during the calendar quarter beginning January 1, 2007 and ending March 31, 2007.

     A copy of the press release is furnished as exhibit 99 to this press release.


Item 9.01       Financial Statements and Exhibits.

           (d)  Exhibits

           99 Press Release, dated January 4, 2007, of Hasbro, Inc.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HASBRO, INC.
                                             ------------
                                             (Registrant)


Date: January 4, 2007                  By:    /s/ David D. R. Hargreaves
                                              --------------------------
                                              David D. R. Hargreaves

                                              Senior Vice President and
                                              Chief Financial Officer
                                              (Duly Authorized Officer and
                                              Principal Financial Officer)

                                 HASBRO, INC.
                          Current Report on Form 8-K
                            Dated January 4, 2007

                                Exhibit Index

Exhibit No.                          Exhibits

99              Press Release, dated January 4, 2007, of Hasbro, Inc.